SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1936

         Date of Report (Date of earliest event reported): June 18, 1997

                       MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    333-19779                 13-3939229

(State or other Jurisdiction   (Conversion File Number)    (I.R.S. Employee or
       Incorporation)                                     Identification Number)

                                   ----------

                                 1585 Broadway
                                   2nd Floor
                            New York, New York 10036
                         (principal executive offices)
                                 (212) 761-4000

Item 5. OTHER EVENTS

Description of the Certificates and the Mortgage Pool

      Morgan Stanley ABS Capital I. Inc. (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-19779, in connection with the Depositor's issuance of a series of certificates, entitled Ocwen Mortgage Loan Asset Backed Certificates, Series 1997-1 ( the "Certificates"), to be issued pursuant to a pooling and servicing agreement among the Depositor, Ocwen Federal Bank FSB, as master servicer, and Texas Commerce Bank National Association, as Trustee. The Certificates designated as the Series 1997-1 Certificates will represent in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family mortgage loans, all of which are secured by first liens, having original terms to maturity ranging from 15 years to 30 years (the "Mortgage Loans"). The Mortgage Pool will consist of Mortgage Loans having an aggregate principal balance as of June 1, 1997 (the "Cut-off Date") of approximately $104,845,480.

Computational Materials

      Morgan Stanley & Co. Incorporated as underwriter of the Class A Certificates (the "Underwriter") has provided certain prospective purchasers of the Class A Certificates with certain yield tables and other computational materials, collateral term sheets and structural term sheets (the "Computational Material") in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates based on collateral information provided by Ocwen Federal Bank FSB and Ocwen Financial Services and under certain assumptions and scenarios

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits

EXHIBITS NO.     DESCRIPTION

99 Computational Materials (as defined in Item 5) that have been provided by Morgan Stanley & Co. Incorporated to certain prospective purchasers of Ocwen Mortgage Loan Asset-Backed Certificates, Series 1997-1

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 23, 1997

                                       MORGAN STANLEY & CO. INCORPORATED


                                       By: /s/ James Fadel
                                           ----------------------------------
                                       Name:  James Fadel
                                       Title: Vice President


                                       2